Summary of Business and Significant Accounting Policies	12 Months Ended
Dec. 30, 2016
Summary of Business and Significant Accounting Policies
Summary of Business and Significant Accounting Policies

(1) Summary of Business and Significant Accounting Policies

Summary of Business

CH2M HILL Companies, Ltd. and subsidiaries (“We”, “Our”, “CH2M” or the “Company”) is a large employee‑controlled professional engineering services firm, founded in 1946, providing engineering, construction, consulting, design, design‑build, procurement, engineering‑procurement‑construction (“EPC”), operations and maintenance, program management and technical services to U.S. federal, state, municipal and local government agencies, national governments, as well as private industry and utilities, around the world.  A substantial portion of our professional fees are derived from projects that are funded directly or indirectly by government entities.

Retrospective Revisions for Reportable Operating Segments and Discontinued Operations

These financial statements retrospectively revise and reclass certain previously reported financial information included in our Annual Report on Form 10-K for the year ended December 30, 2016, which was filed with the Securities and Exchange Commission on March 7, 2017 (“Original Filing”), to reflect the subsequent changes in reportable operating segments resulting from the implementation of a new organizational structure and the presentation of our fixed-price Power EPC business as discontinued operations.  Other than to reflect the subsequent changes in reportable operating segments and the presentation of our fixed-price Power EPC business as discontinued operations as described above, we have not otherwise amended or restated our audited consolidated financial statements, which were included in our Original Filing.

Basic Presentation and Principles of Consolidation

The consolidated financial statements (referred to herein as “financial statements”) are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).  The consolidated financial statements include the accounts of CH2M and all of its wholly owned subsidiaries after elimination of all intercompany accounts and transactions.  Partially owned affiliates and joint ventures are evaluated for consolidation.  The consolidated financial statements include the accounts of all joint ventures in which the Company is the primary beneficiary.

The equity method of accounting is used for investments in companies which we do not control.  Our consolidated net income includes our proportionate share of the net income or loss of these companies.  The cost method of accounting is used for our investments in companies that we do not control and for which we do not have the ability to exercise significant influence over operating and financial policies.  These investments are recorded at cost.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates, judgments, and assumptions.  These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements, as well as the reported amounts of revenue and expenses during the periods presented.  Actual results could differ from our estimates.

Capital Structure

Our Company has authorized 100,000,000 shares of common stock, par value $0.01 per share, and 50,000,000 shares of Class A preferred stock, par value $0.01 per share.  The bylaws and articles of incorporation provide for the imposition of certain restrictions on the stock including, but not limited to, the right but not the obligation to repurchase shares upon termination of employment or affiliation, the right of first refusal and ownership limits.

Change in Fiscal Year End

On March 30, 2015, in order to accommodate our financial accounting systems and the timely gathering and reporting of financial information, we changed our reporting period from a calendar year ending on December 31 of each year to a fiscal year ending on the last Friday of December of each year, which in certain years results in a 53-week fiscal year.  Our fiscal quarters also end on the last Friday of March, June, and September. This change has been retroactively applied as if it was adopted as of January 1, 2015.  The change in fiscal year-end did not have a material effect on the comparability of the periods presented.

Foreign Currency Translation

All assets and liabilities of our foreign subsidiaries are translated into U.S. dollars as of each balance sheet date.  Translation gains and losses related to permanent investments in foreign subsidiaries are reflected in stockholders’ equity as part of accumulated other comprehensive loss.  Revenues and expenses are translated at the average exchange rate for the period and included in the consolidated statements of operations.  Foreign currency transaction gains and losses are recognized as incurred in the consolidated statements of operations.

Revenue Recognition

We earn revenue from different types of services performed under various types of contracts, including cost-plus, fixed-price and time-and-materials.  We evaluate contractual arrangements to determine how to recognize revenue. We primarily perform engineering and construction related services and recognize revenue for these contracts on the percentage-of-completion method where progress towards completion is measured by relating the actual cost of work performed to date to the current estimated total cost of the respective contract.  In making such estimates, judgments are required to evaluate potential variances in schedule, the cost of materials and labor, productivity, subcontractor costs, liability claims, contract disputes, and achievement of contract performance standards.  We record the cumulative effect of changes in contract revenue and cost at completion in the period in which the changed estimates are determined to be reliably estimable.

Below is a description of the four basic types of contracts from which we may earn revenue:

Cost‑Plus Contracts.  Cost‑plus contracts can be cost plus a fixed fee or rate, or cost plus an award fee.  Under these types of contracts, we charge our clients for our costs, including both direct and indirect costs, plus a fixed fee or an award fee.  We generally recognize revenue based on the labor and non-labor costs we incur, plus the portion of the fixed fee or award fee we have earned to date.

Included in the total contract value for cost-plus fee arrangements is the portion of the fee for which receipt is determined to be probable.  Award fees are influenced by the achievement of contract milestones, cost savings and other factors.

Fixed Price Contracts.  Under fixed-price contracts, our clients pay us an agreed amount negotiated in advance for a specified scope of work. For engineering and construction contracts, we recognize revenue on fixed-price contracts using the percentage-of-completion method where direct costs incurred to date are compared to total projected direct costs at contract completion.  Prior to completion, our recognized profit margins on any fixed-price contract depend on the accuracy of our estimates and will increase to the extent that our actual costs are below the original estimated amounts.  Conversely, if our costs exceed these estimates, our profit margins will decrease, and we may realize a loss on a project.  The significance of these estimates varies with the complexity of the underlying project, with our large, fixed-price EPC projects being most significant.

Time‑and‑Materials Contracts.  Under our time-and-materials contracts, we negotiate hourly billing rates and charge our clients based on the actual time that we expend on a project. In addition, clients reimburse us for our actual out of pocket costs of materials and other direct expenditures that we incur in connection with our performance under the contract. Our profit margins on time-and-materials contracts fluctuate based on actual labor and overhead costs that we directly charge or allocate to contracts compared with the negotiated billing rate and markup on other direct costs. Some of our time-and-materials contracts are subject to maximum contract values, and accordingly, revenue under these contracts is recognized under the percentage-of-completion method where costs incurred to date are compared to total projected costs at contract completion. Revenue on contracts that is not subject to maximum contract values is recognized based on the actual number of hours we spend on the projects plus any actual out of pocket costs of materials and other direct expenditures that we incur on the projects.

Operations and Maintenance Contracts.  A portion of our contracts are operations and maintenance type contracts.  Revenue is recognized on operations and maintenance contracts on a straight-line basis over the life of the contract once we have an arrangement, service has begun, the price is fixed or determinable and collectability is reasonably assured.

For all contract types noted above, change orders are included in total estimated contract revenue when it is probable that the change order will result in an addition to contract value and when the change order can be estimated.  Management evaluates when a change order is probable based upon its experience in negotiating change orders, the customer’s written approval of such changes or separate documentation of change order costs that are identifiable.  Additional contract revenue related to claims is included in total estimated contract revenue when the amount can be reliably estimated, which is typically evidenced by a contract or other evidence providing a legal basis for the claim.

Losses on construction and engineering contracts in process are recognized in their entirety when the loss becomes evident and the amount of loss can be reasonably estimated.

Unbilled Revenue and Billings in Excess of Revenue

Unbilled revenue represents the excess of contract revenue recognized over billings to date on contracts in process.  These amounts become billable according to the contract terms, which usually consider the passage of time, achievement of certain milestones or completion of the project.

Billings in excess of revenue represent the excess of billings to our clients to date, per the contract terms, over work performed and revenue recognized on contracts in process using the percentage-of-completion method.

Allowance for Uncollectible Accounts Receivable

We reduce accounts receivable by estimating an allowance for amounts that may become uncollectible in the future.  Management determines the estimated allowance for uncollectible amounts based on their judgments in evaluating the aging of the receivables and the financial condition of our clients, which may be dependent on the type of client and the client’s current financial condition.

Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.  Assets and liabilities are valued based upon observable and non-observable inputs.  Valuations using Level 1 inputs are based on unadjusted quoted prices that are available in active markets for the identical assets or liabilities at the measurement date.  Level 2 inputs utilize significant other observable inputs available at the measurement date, other than quoted prices included in Level 1, either directly or indirectly; and valuations using Level 3 inputs are based on significant unobservable inputs that cannot be corroborated by observable market data and reflect the use of significant management judgment.  There were no significant transfers between levels during any period presented.

Restructuring and Related Charges

An exit activity includes but is not limited to a restructuring, such as a sale or termination of a line of business, the closure of business activities in a particular location, the relocation of business activities from one location to another, changes in management structure, and a fundamental reorganization that affects the nature and focus of operations.  The Company recognizes a current and long-term liability, within other accrued liabilities and other long term liabilities, respectively, and the related expense, within general and administration expense, for restructuring costs when the liability is incurred and can be measured.  Restructuring accruals are based upon management estimates at the time they are recorded and can change depending upon changes in facts and circumstances subsequent to the date the original liability was recorded.  Nonretirement postemployment benefits offered as special termination benefits to employees, such as a voluntary early retirement program, are recognized as a liability and a loss when the employee accepts the offer and the amount can be reasonably estimated.

Income Taxes

We account for income taxes utilizing an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax effects of events that have been recognized in the financial statements or tax returns.  In estimating future tax consequences, we generally consider all expected future events other than enactment of changes in the tax laws or rates.  Deferred tax assets and liabilities are determined based on the difference between the tax basis of assets and liabilities and their reported amounts using enacted tax rates in effect for the year in which differences are expected to reverse.  A valuation allowance is provided for deferred tax assets if it is more likely than not that these items will not be realized.  Annually, we determine the amount of undistributed foreign earnings invested indefinitely in our foreign operations.  Deferred taxes are not provided on those earnings.  In addition, the calculation of tax assets and liabilities involves uncertainties in the application of complex tax regulations.  For income tax benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities.  We record reserves for uncertain tax positions that do not meet these criteria.

Cash and Cash Equivalents

Highly liquid investments with original short‑term maturities of less than three months are considered cash equivalents in the consolidated balance sheets and statements of cash flows.  We maintain a domestic cash management system which provides for cash sufficient to satisfy financial obligations as they are submitted for payment and any excess cash in domestic bank accounts is applied against any outstanding debt held under our credit facility described below.  If there is no balance outstanding on the credit facility, we invest cash in excess of this amount in money market funds.  In addition, cash and cash equivalents on our consolidated balance sheets include cash held within our consolidated joint venture entities which is used for operating activities of those joint ventures.  As of December 30, 2016 and December 25, 2015, cash and cash equivalents held in our consolidated joint ventures and reflected on the consolidated balance sheets totaled $46.6 million and $95.4 million, respectively.

Property, Plant and Equipment

All additions, including improvements to existing facilities, are recorded at cost.  Maintenance and repairs are charged to expense as incurred.  When assets are retired or otherwise disposed of, the cost of the assets and the related accumulated depreciation are removed from the accounts.  Any gain or loss on retirements is reflected in operating income in the year of disposition.

Depreciation for owned property is based on the estimated useful lives of the assets using the straight‑line method for financial statement purposes.  Useful lives for buildings and land improvements range from twelve to twenty years.  Furniture and fixtures, computers and office equipment, and field equipment are depreciated over their useful lives from three to ten years.  Leasehold improvements are depreciated over the shorter of their estimated useful life or the remaining term of the associated lease.

Goodwill

Goodwill represents the excess of costs over fair value of the assets of businesses we have acquired.  Goodwill acquired in a purchase business combination is not amortized, but instead, is tested for impairment at least annually.  Our annual goodwill impairment test is conducted as of the first day of the fourth quarter of each year, however, upon the occurrence of certain triggering events, we are also required to test for impairment at dates other than the annual impairment testing date.  In performing the impairment test, we evaluate our goodwill at the reporting unit level.  We have the option to assess either quantitative or qualitative factors to determine whether it is more likely than not that the fair values of our reporting units are less than their carrying amounts.  If after assessing the totality of events or circumstances, we determine that it is not more likely than not that the fair values of our reporting units are less than their carrying amounts, then the next step of the impairment test is unnecessary.  If we conclude otherwise, then we are required to test goodwill for impairment under the two-step process.  The two-step process involves comparing the estimated fair value of each reporting unit to the unit’s carrying value, including goodwill.  If the carrying value of a reporting unit does not exceed its fair value, the goodwill of the reporting unit is not considered impaired; therefore, the second step of the impairment test is unnecessary.  If the carrying amount of a reporting unit exceeds its estimated fair value, we would then perform a second step to measure the amount of goodwill impairment loss to be recorded.

We determine the fair value of our reporting units using a combination of the income approach, the market approach, and the cost approach.  The income approach calculates the present value of future cash flows based on assumptions and estimates derived from a review of our expected revenue growth rates, profit margins, business plans, cost of capital and tax rates for the reporting units.  Our market based valuation method estimates the fair value of our reporting units by the application of a multiple to our estimate of a cash flow metric for each business unit.  The cost approach estimates the fair value of a reporting unit as the net replacement cost using current market quotes.

Intangible Assets

We may acquire other intangible assets in business combinations.  Intangible assets are stated at fair value as of the date they are acquired in a business combination.  We amortize intangible assets with finite lives on a straight-line basis over their expected useful lives, currently up to ten years.  We test our intangible assets for impairment in the period in which a triggering event or change in circumstance indicates that the carrying amount of the intangible asset may not be recoverable.  If the carrying amount of the intangible asset exceeds the fair value, an impairment loss will be recognized in the amount of the excess.  We determine the fair value of the intangible assets using a discounted cash flow approach.

Accumulated Other Comprehensive Loss

Accumulated other comprehensive loss consists of foreign currency translation adjustments and benefit plan adjustments, as discussed in more detail in Note 16 – Employee Retirement Plans.  These components are included in the consolidated statements of stockholders’ equity and consolidated statements of comprehensive income.  Taxes are not provided on the foreign currency translation gains and losses as deferred taxes are not provided on the unremitted earnings of the foreign subsidiaries to which they relate.

For the year ended December 30, 2016, changes to accumulated other comprehensive loss are as follows:

($ in thousands)	2016
Benefit plans:
Balance at beginning of year	$(225,669)
Benefit plan adjustments	72,402
Noncontrolling interest in Halcrow Group Limited	12,890
Other comprehensive income recognized during the year	7,145
Balance at end of year	$(133,232)
Foreign currency translation:
Balance at beginning of year	$(49,035)
Other comprehensive loss recognized during the year	(27,141)
Balance at end of year	$(76,176)

Other comprehensive income related to our benefit plans includes pretax adjustments of $95.5 million ($72.4 million, net of tax) for the year ended December 30, 2016.  Other comprehensive income is recognized within the selling, general and administrative expense on our consolidated statements of operations.

Derivative instruments

We primarily enter into derivative financial instruments to mitigate exposures to changing foreign currency exchange rates on our earnings and cash flows.  We are primarily subject to this risk on long-term projects whereby the currency being paid by our client differs from the currency in which we incurred our costs, as well as intercompany trade balances among entities with differing currencies.  We do not enter into derivative transactions for speculative or trading purposes.  All derivatives are carried at fair value on the consolidated balance sheets in other receivables or other accrued liabilities as applicable.  The periodic change in the fair value of the derivative instruments related to our business group operations is recognized in earnings within direct costs.  The periodic change in the fair value of the derivative instruments related to our general corporate foreign currency exposure is recognized within selling, general and administrative expense.

Concentrations of Credit Risk

Financial instruments which potentially subject our company to concentrations of credit risk consist principally of cash and cash equivalents, short term investments and trade receivables.  Our cash is primarily held with major banks and financial institutions throughout the world and typically is insured up to a set amount.  Accordingly, we believe the risk of any potential loss on deposits held in these institutions is minimal.  Concentrations of credit risk relative to trade receivables are limited due to our diverse client base, which includes the U.S. federal government, various states and municipalities, foreign government agencies, and a variety of U.S. and foreign corporations operating in a broad range of industries and geographic areas.

Contracts with the U.S. federal government and its prime contractors usually contain standard provisions for permitting the government to modify, curtail or terminate the contract for convenience of the government or such prime contractors if program requirements or budgetary constraints change.  Upon such a termination, we are generally entitled to recover costs incurred, settlement expenses and profit on work completed prior to termination.

Recent Accounting Standards

In January 2017, the FASB issued Accounting Standard Update ("ASU") 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test of Goodwill Impairment.  This ASU was issued with the objective of simplifying the subsequent measurement of goodwill for public business entities and not-for-profit entities by eliminating the second step of the goodwill impairment test.  As a result, an entity would perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount and recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value.  The loss recognized should not exceed the total amount of goodwill allocated to that reporting unit.  This ASU will be effective for fiscal years beginning after December 15, 2019, and early adoption is permitted for interim and annual goodwill impairment tests performed on testing dates after January 1, 2017.  We do not believe this ASU will have a material impact on our financial statements, and this change would not have impacted our 2016 annual impairment test conclusions.  We plan to early adopt this ASU, and it will be effective for our annual goodwill impairment test to be conducted as of the first day of the fourth quarter of 2017.

In January 2017, the FASB issued Accounting Standard Update ("ASU") 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business).  This ASU clarifies the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses.  This ASU will be effective for fiscal years beginning after December 15, 2017, and should be applied prospectively.  Once effective, we will apply this guidance to determine if certain transactions are acquisitions (or disposals) of assets or businesses, but we do not believe this ASU will materially change how we currently evaluate similar transactions.

In October 2016, the FASB issued ASU 2016-17, Consolidation (Topic 810): Interests Held through Related Parties That Are under Common Control.  This standard amends the guidance issued with ASU 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis in order to make it less likely that a single decision maker would individually meet the characteristics to be the primary beneficiary of a Variable Interest Entity ("VIE").  When a decision maker or service provider considers indirect interests held through related parties under common control, they perform two steps.  The second step was amended with this ASU to say that the decision maker should consider interests held by these related parties on a proportionate basis when determining the primary beneficiary of the VIE rather than in their entirety as was called for in the previous guidance.  This ASU will be effective for fiscal years beginning after December 15, 2016, and early adoption is not permitted.  We are currently evaluating the impact of the adoption of this ASU on our financial position and results of operations.

In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other Than Inventory.  This ASU was issued with the objective to improve the accounting for the income tax consequences of intra-entity transfers of assets other than inventory.  The new standard will require companies to recognize the income tax consequences of an intra-entity transfer of non-inventory asset when the transfer occurs.  This ASU will be effective for fiscal years beginning after December 15, 2017, and early adoption is permitted.  We are currently evaluating the impact of the adoption of this ASU on our financial position and results of operations.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments.  This ASU provides guidance for eight specific changes with respect to how certain cash receipts and cash payments are classified within the statement of cash flows in order to reduce existing diversity in practice.  This ASU will be effective for fiscal years beginning after December 15, 2017, with early adoption permitted, and it should be applied using a retroactive transition method to each period presented.  We are currently evaluating the impacts the adoption of this standard will have on our consolidated statements of cash flows, focusing on the impact our cash flows related to distributions received from equity method investees and contingent consideration payments made subsequent to business combinations.  We anticipate that approximately $15.9 million of the acquisition related payments within our investing cash flows for the year ended December 30, 2016 will be reclassified to financing cash flows as a result of adopting this ASU.

In March 2016, the FASB issued ASU 2016-09, Improvements to Employee Share-Based Payments Accounting.  The Company elected to early adopt ASU 2016-09 with an effective date of December 26, 2015.  As a result, for the year ended December 30, 2016, the Company recognized the excess tax benefit of $3.9 million within income tax benefit on the consolidated statements of operations, adopted prospectively, and previously unrecognized excess tax benefits of $11.1 million resulted in a cumulative-effect adjustment to retained earnings.  The adoption did not impact the existing classification of awards.  Excess tax costs from stock-based compensation of $7.0 million and excess tax benefits from stock-based compensation of $7.6 million for the years ended December 25, 2015 and December 31, 2014, respectively, were restated into cash flows from operating activities from cash flows from financing activity.  Additionally, adopted retrospectively, the Company reclassified $4.8 million and $6.5 million of employee withholding taxes paid from operating activities into financing activities for the years ended December 30, 2016 and December 25, 2015, respectively.  Following the adoption of the standard, the Company elected to continue estimating the number of awards expected to be forfeited and adjust its estimate on an ongoing basis.

In February 2016, the FASB issued ASU 2016-02, Leases.  This ASU is a comprehensive new leases standard that was issued to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements.  The amendments in this ASU are effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years.  We continue to assess the impact of adopting ASU 2016-02, but expect to record a significant amount of right-of-use assets and corresponding liabilities.  Based upon our operating leases as of December 30, 2016, we have a total of $540.6 million undiscounted future minimum lease payments, without consideration of sublease income.

In January 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities.  The amendments issued with this ASU require equity securities (including other ownership interests, such as partnerships, unincorporated joint ventures, and limited liability companies) to be measured at fair value with changes in the fair value recognized through net income.  An entity’s equity investments that are accounted for under the equity method of accounting or result in consolidation of an investee are not included within the scope of this update.  This ASU will be effective for annual reporting periods beginning after December 15, 2017 and interim periods within those annual periods, with early adoption permitted.  We believe this standard’s impact on CH2M will be limited to equity securities currently accounted for under the cost method of accounting, which as of December 30, 2016 are valued at $3.5 million within investments in unconsolidated affiliates on the consolidated balance sheet.  We do not expect the adoption of this standard to have a material impact on our consolidated statements of operations.

In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes.  The ASU simplifies the presentation of deferred income taxes by requiring that deferred tax liabilities and assets are classified as noncurrent in a classified statement of financial position.  This simplification does not affect the current requirement that deferred tax liabilities and assets of a tax-paying component of an entity be offset and presented as a single amount.  This ASU is effective for annual periods beginning after December 15, 2016 and interim periods within those annual periods.  We have elected to early adopt this ASU as of December 26, 2015 in order to benefit from the simplification of the deferred income tax balance sheet presentation.  We have applied the change in accounting principle retrospectively resulting in a total long-term deferred tax asset of $255.4 million as of December 25, 2015, which had previously been reported as a current deferred tax asset of $8.7 million and a long-term deferred tax asset of $246.7 million.

In August 2014, the FASB issued ASU 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.  The ASU requires that management evaluate for each annual and interim reporting period whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are issued.  If there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern, additional disclosures are required, even if the substantial doubt is alleviated as a result of consideration of management’s plans.  This ASU became effective for our reporting periods beginning after December 15, 2016. The adoption of this standard did not have a material impact on our consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers and subsequently modified with various amendments and clarifications.  This ASU is a comprehensive new revenue recognition model that is based on the principle that an entity should recognize revenue to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services.  The ASU also requires additional quantitative and qualitative disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract.  This ASU, as amended, is effective for annual reporting periods beginning after December 15, 2017 and interim periods within those annual periods.  Companies may use either a full retrospective or a modified retrospective approach to adopt this ASU.  CH2M is currently evaluating the impact of this ASU, the subsequently issued amendments, and the transition alternatives on its financial position and results of operations.  We have begun categorizing our various contract revenue streams in order to isolate those that will be significantly impacted.  Once we have completed the assessment of the impacted revenue streams, we can begin estimating the potential impact of the new standard as well as identify necessary controls, processes and information system changes.